Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Blackstone Alternative Multi-Manager Fund

Blackstone Alternative Multi-Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 12, 2015 to the

Statement of Additional Information dated July 29, 2015

Conflicts of Interest

The section captioned “Other Activities of Blackstone, the Adviser, the Sub-Advisers, and their Affiliates” in the Funds’ Statement of Additional Information is amended and restated as follows:

The managers devote to a Fund as much time as is necessary or appropriate, in their judgment, to manage the Fund’s activities. Certain inherent conflicts of interest arise from the fact that the managers and their affiliates act on behalf of a Fund and carry on investment activities for a significant number of other clients (including other investment funds sponsored by Blackstone, the Sub-Advisers, or their affiliates) in which the Funds have no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with the investment objective and strategy of the Funds. These activities could be viewed as creating a conflict of interest in that the time of the managers will not be devoted exclusively to the business of a Fund but such time will be allocated among a Fund and the managers’ other clients.

Future investment activities by a manager, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which a manager or its affiliates are involved may limit or preclude the flexibility that a Fund may otherwise have to participate in investments. In connection with a manager’s management of a Fund and other registered investment companies, the Fund may be forced to waive voting rights with respect to an Investment Fund. A Fund also may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that a manager may have or transactions or investments a manager or its affiliates may make or have made. In addition, a manager may determine not to invest a Fund’s assets in an Investment Fund, or may withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the manager’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to a Fund’s investment, a manager may cause the Fund to withdraw prior to its other clients.

Investment activities by a manager, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), may give rise to additional conflicts of interest. A manager has no obligation to purchase or sell, or recommend for purchase or sale for a Fund, any investment that the manager or its affiliates may purchase or sell, or recommend for purchase or sale, for their own accounts or for the account of any other client or Investment Fund. Further, from time to time, investment opportunities that are allocated to manager clients other than a Fund will not be allocated to the Fund at all or at the same time because of, among other reasons, differences in investment guidelines. In addition, a manager otherwise may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for a Fund.

The managers, Blackstone, their affiliates and any of their respective officers, directors, retired partners, partners, members or employees, may invest for their own account in various investment opportunities, including in hedge funds and other investment vehicles, in which a Fund has no interest.

A manager may engage an affiliate to service loans or to provide similar services to vehicles in which a Fund may invest, which may give rise to conflicts of interest.

Shareholders should retain this Supplement for future reference.